WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS April 30, 2024
Small Company Growth Portfolio Investment Class Shares (DTSGX) Institutional Class Shares (WSMGX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2024, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the SAI) online at http://www.wilshire.com/resources-and-forms/wilshire-small-company-growth-portfolio-summary-prospectus. You can also obtain this information at no cost by sending an email to Wilfunds@Wilshire.com, calling (866) 591-1568, or asking any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective
The Small Company Growth Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation.
Fees and Expenses of the Small Company Growth Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.07%	None
Other Expenses	0.75%	0.79%
Total Annual Portfolio Operating Expenses	1.67%	1.64%
Less Fee Waiver/Expense Reimbursement(1)	(0.32)%	(0.54)%
Total Annual Portfolio Operating Expenses After Fee Waiver/Expense Reimbursement	1.35%	1.10%

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee or reimburse other expenses (including class-specific shareholder servicing fees) to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2025 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$137	$495	$877	$1,949
Institutional Class	$112	$464	$841	$1,898

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the fiscal year ended December 31, 2023, the Portfolio’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—generally within the range of companies comprising the Russell 2000® Growth Index (as of December 31, 2023, this range was between approximately $24.54 million and $15.87 billion) at the time of purchase. The market capitalization range and composition of the companies in the Russell 2000® Growth Index are subject to change.
The Portfolio invests in companies that historically have above average earnings or above average sales growth and retention of earnings, often such companies have above average price to earnings ratios.
The Portfolio uses a multi-manager strategy where multiple subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of Los Angeles Capital Management LLC (“Los Angeles Capital”), Granahan Investment Management, Inc. (“Granahan”), and Ranger Investment Management, L.P (“Ranger”) manage a portion of the Portfolio.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance, and the company’s competitive advantage. Ranger utilizes proprietary systems to monitor portfolios, to better understand risks and identify companies that violate Ranger’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.
In managing its portion of the Portfolio, Granahan uses a disciplined fundamental, bottom-up research approach in order to uncover the best opportunities in the small-capitalization market. Granahan focuses on stocks with market caps of $50 million to $750 million at purchase and maintains exposure to companies across three different stages in their LifeCycles: Special Situations (20% to 45%) - companies with a prosaic earnings record yet bearing an identifiable catalyst (this category also includes cyclicals); Pioneers (20% to 40%) - aggressive growth stocks with little to no track record (mostly non-earners) but substantial potential; and Core Growth (20% to 40%) - companies with proven earnings records that are expected to persist.
The Portfolio may appeal to you if:
•you are a long-term investor;
•you seek growth of capital;
•you believe that the market will favor a particular investment style, such as small-cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or
•you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Principal Risks
You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical conflicts, including the war between Russia and Ukraine; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Small-Cap Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When a fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in fund investment losses that would affect the value of your investment in a fund.
Style Risk. The Portfolio’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, growth stocks over value stocks, or vice versa.
Sector Risk. If the Portfolio invests significantly in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Health Care Sector. The health care sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Information Technology Sector. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have to buy and sell transactions in the same security on the same day.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance as well as a secondary benchmark. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 27.07% (quarter ended June 30, 2020) and the lowest return for a quarter was -24.03% (quarter ended March 31, 2020).
The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2023)

	1 year	5 years		10 years
Investment Class
Return Before Taxes	17.91%	8.40%		7.16%
Return After Taxes on Distributions	17.91%	4.97%		4.27%
Return After Taxes on Distributions and Sale of Shares	10.60%	6.55%	(1)	5.29%	(1)
Institutional Class
Return Before Taxes	18.21%	8.67%		7.44%
FT Wilshire 5000 Index(2) (reflects no deduction for fees, expenses or taxes)	26.10%	15.42%		11.70%
Russell 2000® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%		7.16%

(1) In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(2) The Fund changed its broad-based securities market index from the Russell 2000® Growth Total Return Index to the FT Wilshire 5000 Index to reflect that the FT Wilshire 5000 Index may be considered more broadly representative of the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Advisors LLC
Subadvisers and Portfolio Managers
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.
Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.
Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Arche has served as Portfolio Manager since April 2021.
Ranger
W. Conrad Doenges, Chief Investment Officer and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since September 2004.
Andrew Hill, President and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. Hill has served as Portfolio Manager since May 2017.
Joseph LaBate, Managing Director and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. LaBate has served as Portfolio Manager since May 2017.
Brown McCullough, Director and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. McCullough has served as Portfolio Manager since April 2023.
Granahan
Jeff Harrison, is Senior Vice President and Managing Director of Granahan and serves as a Portfolio Manager of the Portfolio. Mr. Harrison has served as Portfolio Manager of the Portfolio since December 2021.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Portfolio are as follows:
Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares
You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.